  ----------------------------------------------------------------------

    CASE NAME: Physicians Resource Group, Inc.
  ----------------------------------------------------------------------

  ----------------------------------------------------------------------

    CASE NUMBER:    00-30748-RCM
  ----------------------------------------------------------------------

                   UNITED STATES BANKRUPTCY COURT

                   NORTHERN AND EASTERN DISTRICTS OF TEXAS

                   DIVISION      DALLAS
                             ---------------


                   QUARTER ENDING:  June 30, 2001
                   -------------------------------------------------------


                   FOR POST CONFIRMATION REPORTING
                   -------------------------------------------------------

         QUARTERLY OPERATIONG REPORT AND QUARTERLY BANK RECONCILEMENT


    I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


    RESPONSIBLE PARTY:

    Original Signature of Responsible Party     /s/ Karen G. Nicolaou
            ----------------------------------------------------------------

    Printed Name of Responsible Party     Karen G. Nicolaou
            ----------------------------------------------------------------

    Title          Controller - Secretary
            ----------------------------------------------------------------


    PREPARER:

    Original Signature of Preparer Party     /s/ Juliet C. Markovich
            ----------------------------------------------------------------

    Printed Name of Preparer    Juliet C. Markovich
            ----------------------------------------------------------------

    Title          Assistant Controller
            ----------------------------------------------------------------

    POST CONFIRMATION
    QUARTERLY OPERATING REPORT

    CASE NAME: Physicians Resource Group, Inc.
  -------------------------------------------------------


  -------------------------------------------------------

    CASE NUMBER: 00-30748-RCM
  -------------------------------------------------------


    QUARTER ENDING: June 30, 2001
  ----------------------------------------------------------------------------------------

    1.       BEGINNING OF QUARTER CASH BALANCE:                                 10,798,411
  ----------------------------------------------------------------------------------------

    CASH RECEIPTS:
                                                         ---------------------------------

    CASH RECEIPTS DURING CURRENT QUARTER:
    (a).  Cash receipts from business opertations          +                             0
  ----------------------------------------------------------------------------------------
    (b).  Cash receipts from loan proceeds                 +                             0
  ----------------------------------------------------------------------------------------
    (c).  Cash receipts from contributed capital           +                             0
  ----------------------------------------------------------------------------------------
    (d).  Cash receipts from tax refunds                   +                            58
  ----------------------------------------------------------------------------------------
    (e).  Cash receipts from other sources                 +                     4,154,239
  ----------------------------------------------------------------------------------------
    2.                  TOTAL CASH RECEIPTS                =                     4,154,297
  ----------------------------------------------------------------------------------------
    CASH DISBURSEMENTS:
  ----------------------------------------------------------------------------------------
    (A).  PAYMENTS MADE UNDER THE PLAN:
  ----------------------------------------------------------------------------------------
    (1).  Administrative                                   +                        41,495
  ----------------------------------------------------------------------------------------
    (2).  Secured Creditors                                +                             0
  ----------------------------------------------------------------------------------------
    (3).  Priority Creditors                               +                             0
  ----------------------------------------------------------------------------------------
    (4).  Unsecured Creditors                              +                     4,003,757
  ----------------------------------------------------------------------------------------
    (5).  Additional Plan Payments                         +                             0
  ----------------------------------------------------------------------------------------
    (B).  OTHER PAYMENTS MADE THIS QUARTER:
  ----------------------------------------------------------------------------------------
    (1).  General Business                                 +                     1,859,263
  ----------------------------------------------------------------------------------------
    (2).  Other Disbursements                              +                             0
  ----------------------------------------------------------------------------------------
    3.                  TOTAL DISBURSEMENTS THIS QUARTER   =                     5,904,515
  ----------------------------------------------------------------------------------------
    4.       CASH BALANCE END OF QUARTER                   =                     9,048,193
    Line 1 - Plus Line 2 - Minus Line 3 = Line 4
  ----------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------


POST CONFIRMATION
QUARTERLY BANK RECONCILEMENT

--------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
--------------------------------------------
CASE NUMBER: 00-30748-RCM
--------------------------------------------

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.


QUARTER ENDING:  June 30, 2001

Bank                     Account     Account    Account    Account    Account    Account   Account      Account    Account
Reconciliations            #1          #2         #3         #4          #5         #6        #7           #8         #9
-------------------------------------------------------------------------------------------------------------------------------
A.  BANK                  SWBOT       SWBOT*     SWBOT*     SWBOT*     SWBOT      SWBOT      SWBOT       SWBOT*    COMERICA*
-------------------------------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER       326003      300993       30100    301019     306258     306266      306274      290084    1880647522  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
C.  PURPOSE              OPERATING     Eye         PRG        AOI      Admin   Professional  Physicians   Stock        TAX
      (TYPE)                (1)        Corp      Georgia    Proceeds    Exp         Fee         Claim      Plan       ESCROW
                                     Proceeds    Proceeds             Reserve     Reserve       Resv     Escrow (3)
------------------------------------------------------------------------------------------------------------------------------------
    1  BALANCE PER
       BANK STATEMENT   212,876           -           -         -      1,971    92,086      8,761,257     20,385  155,136  9,243,710
------------------------------------------------------------------------------------------------------------------------------------
    2  ADD: TOTAL
       DEPOSITS NOT CREDITED                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
    3  SUBTRACT:
       OUTSTANDING
       CHECKS           193,907                                                                 1,589                        195,496
------------------------------------------------------------------------------------------------------------------------------------
    4  (2) OTHER
        RECONCILING ITEMS                                                                         (20)                          (20)
------------------------------------------------------------------------------------------------------------------------------------
    5  MONTH END BALANCE
       PER BOOKS         18,969           -           -        -       1,971    92,086      8,759,647     20,385  155,136  9,048,193
====================================================================================================================================
    6  NUMBER OF LAST
       CHECK WRITTEN       3179                                         1004      1009           1084                 N/A
====================================================================================================================================
    7  CASH: CURRENCY
       ON HAND                -           -           -        -           -         -              -          -        -          -
------------------------------------------------------------------------------------------------------------------------------------
    8  TOTAL CASH -
       END OF MONTH      18,969           -           -        -       1,971    92,086      8,759,647     20,385  155,136  9,048,193
------------------------------------------------------------------------------------------------------------------------------------

          * Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for Physicians Resource Group, Inc. and affiliated companies.
         (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.
         (2)  Interest income not on G/L.
         (3) Escrow account for checks returned for former employees for stock plan purchases due to employees. Forwarding addresses are currently unknown, so funds were deposited June 27, 2000 into an escrow account.


    CASH IN: INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                                              DATE OF
    BANK, ACCOUNT NAME AND NUMBER             PURCHASE    TYPE OF INSTRUMENT                                         VALUE
--------------------------------------------------------------------------------------------------------------------------------
       9
--------------------------------------------------------------------------------------------------------------------------------
      10
--------------------------------------------------------------------------------------------------------------------------------
      11
--------------------------------------------------------------------------------------------------------------------------------
      12
--------------------------------------------------------------------------------------------------------------------------------
      13      TOTAL CASH INVESTMENTS                                                                                       -
---------------------------------------------------------------------------------------------------------------------------------
      14      TOTAL CASH          LINE 8 - PLUS LINE 13 = LINE 14 ****                                                 9,048,193
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         ****

         **** Must tie to Line 4, Quarterly Operating Report

NOTE: Physician's Resource Group, Inc. established escrow accounts for the following subsidiaries : EyeCorp, PRG Georgia, and AOI on June 29, 2000. Balances in the accounts represent the net proceeds received as a result of the sale of assets by these subsidiaies during 1999 and 2000. Amounts transferred to the escrow accounts have not be reduced by allocated corporate overhead.